Significant Portions of Deferred Tax Assets and Deferred Tax Liabilities (Detail) - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
Deferred tax assets
Net operating loss carryforwards	$ 19,284	$ 19,410
Other	1,457	1,568
Deferred tax assets, gross	20,741	20,978
Valuation allowance	(382)	(707)
Deferred tax assets	20,359	20,271
Deferred tax liabilities
Containers, net	25,043	25,975
Other	654	697
Deferred tax liabilities	25,697	26,672
Net deferred tax liabilities	$ 5,338	$ 6,401